UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ABVC BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABVC BIOPHARMA, INC.
44370 Old Warm Springs Blvd., Fremont, CA 94538

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of ABVC BioPharma, Inc.:

You are cordially invited to attend a special shareholder meeting of ABVC BioPharma, Inc. (the “Company” or “ABVC”) to be held on September 18, 2026 at 10:00 a.m. EST, as a virtual electronic meeting using a Zoom video webinar (the “Meeting”). The Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors (the “Board”). Technology will be incorporated into the Meeting to increase efficiency and provide for stockholder participation. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual Meeting, go to the Zoom link below:

https://us05web.zoom.us/j/86292377970?pwd=bgUSZBLDm42x3lLuzhaiimpQruCoUY.1

Meeting ID: 862 9237 7970
Passcode: 1Y9TGD

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ABVC BioPharma, Inc. (the “Company”) for use at the Meeting and at all adjournments and postponements thereof. The Meeting will be held on September 18, 2026, at 10:00 a.m. EST, to consider and vote upon the following proposals:

1.	A proposal to approve the Company’s 2026 Equity Incentive Plan (the “Incentive Plan Proposal”).

2.	A proposal to ratify certain equity awards granted since February 16, 2026 (the “Ratification Proposal”).

3.

  A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock, $0.001 par value per share (the “Common Stock”) or securities exchangeable for shares of Common Stock, in an amount equal to or in excess of 20% of all of our Common Stock outstanding at a price less than the greater of book or market value of the common stock (the “Land Shares”), as consideration for the acquisition of certain parcels of land located in Taoyuan and certain real property located in Hualien , Taiwan; specifically, the right to issue up to 6,638,591 shares of Common Stock (or securities convertible into or exercisable for Common Stock) at a price not less than $1.00 per share (the “Securities Issuance Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, 2 AND 3.

Holders of record of the Company’s Common Stock at the close of business on July 24, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, before 11:59 p.m. EST on September 17, 2026, whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Company’s Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before 11:59 p.m. EST on September 17, 2026, to ensure that your shares will be represented at this Meeting.

A complete list of Shareholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by Shareholders during ordinary business hours for any purpose germane to this Meeting.

Whether or not you plan to attend the special meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the each of the proposals being considered at the special meeting.

I want to thank all of our shareholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

This notice and the enclosed proxy statement are first being mailed to Shareholders on or about August 14, 2026.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Uttam Patil
Uttam Patil
Chief Executive Officer
August 14, 2026

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Special Shareholder Meeting to Be Held at 10:00 a.m. EST on
September 18, 2026

The Notice of Special Meeting and proxy statement are available at www.proxyvote.com.

i

ABVC BioPharma, Inc.
PROXY STATEMENT

2026 SPECIAL MEETING OF SHAREHOLDERS

to be held on September 18, 2026, at 10:00 a.m. Eastern Standard Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place at 10:00 a.m. EST, on September 18, 2026, via the Zoom link below. The Meeting will be held virtually via the Internet only with no physical in-person meeting except the Board of Directors. In addition to on-line attendance, shareholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to shareholder questions.

To attend the virtual Meeting via Zoom, go to the link below:

https://us05web.zoom.us/j/86292377970?pwd=bgUSZBLDm42x3lLuzhaiimpQruCoUY.1

Meeting ID: 862 9237 7970
Passcode: 1Y9TGD

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the meeting starts.

Shareholders are being asked to consider and vote upon proposals to (i) approve the Company’s 2026 Equity Incentive Plan (the “2026 Plan”), (ii) ratify certain equity awards that were previously granted (the “Current Awards”) and (iii) authorize, for purposes of complying with the applicable Nasdaq Listing Rules, the potential issuance of Land Shares.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to ABVC BioPharma, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at this Meeting?

Shareholders who owned shares of our common stock, $0.001 par value per share (the “Common Stock”) on July 24, 2026 (the “Record Date”), may attend and vote at this Meeting. There were 26,554,365 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share.

What is the proxy card?

The card enables you to appoint Uttam Patil as your representative at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before 11:59 p.m. EST on September 17, 2026, in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the proposals.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our Shareholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Vstock Transfer, you are a “Shareholder of record”, and we are sending these proxy materials directly to you. As the Shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the Shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the Shareholder of record, you may not vote these shares in person unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement.

How do I vote?

If you were a stockholder of record of the Common Stock on the Record Date, you may vote in any of the methods described below. Each share of Common Stock entitles the holder thereof to one vote on the applicable proposals.

You may vote in one of three ways:

●	Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank, or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank or other nominee.

●	By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

●	By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i.	as you instruct; and

ii.	according to the best judgment of the appointed Proxy if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals included in this Proxy Statement and according to the best judgment of Dr. Patil if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete, and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, but prior to 11:59 p.m. EST on September 17, 2026, so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the Shareholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the Shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

How many votes are required to approve the Incentive Plan Proposal?

The Incentive Plan Proposal shall be approved if it receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy.

How many votes are required to approve the Ratification Proposal?

The Ratification Proposal shall be approved if it receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy.

How many votes are required to approve the Securities Issuance Proposal?

The Securities Issuance Proposal shall be approved if it receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying Shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Yvonne Chen at info@ambrivis.com or by sending a letter to the offices of the Company at 44370 Old Warm Springs Blvd., Fremont, CA 94538 with any questions about proposals described in this proxy statement or how to execute your vote.

WHERE CAN I GET A COPY OF THE PROXY MATERIALS?

Copies of the proxy card and the Notice and this Proxy Statement are available on our Company’s website at http://www.abvcpharma.com. The contents of that website are not a part of this Proxy Statement.

THE SPECIAL MEETING

General

We are furnishing this proxy statement to you, as a shareholder of ABVC BioPharma, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on September 18, 2026, and any adjournment or postponement thereof. This proxy statement is first being furnished to Shareholders on or about August 14, 2026. This proxy statement provides you with information you need to know to be able to vote.

Date, Time and Place of the Meeting

The Meeting will be held virtually on September 18, 2026, at 10:00 a.m. EST, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask Shareholders to consider and vote upon the following proposals:

1.	A proposal to approve the Company’s 2026 Equity Incentive Plan and to ratify certain equity awards granted (the “Incentive Plan Proposal”).

2.	A proposal to ratify certain equity awards granted since February 16, 2026 (the “Ratification Proposal”).

3.

 A proposal to authorize, for purposes of complying with the applicable Nasdaq Listing Rules, the potential issuance of shares of our common stock, $0.001 par value per share (the “Common Stock”), or securities exchangeable for shares of Common Stock, in an amount equal to or in excess of 20% of all of our Common Stock outstanding at a price less than the greater of book or market value of the common stock (the “Land Shares”), as consideration for the acquisition of certain parcels of land located in Taoyuan and certain real property located in Hualien, Taiwan; specifically, the right to issue up to 6,638,591 shares of Common Stock (or securities convertible into or exercisable for Common Stock) at a price not less than $1.00 per share (the “Securities Issuance Proposal”).

Record Date and Voting Power

Our Board fixed the close of business on July 24, 2026, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 26,554,365 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 26,554,365 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of Shareholders is necessary to hold a valid meeting. The presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of at least 33.3% of the votes entitled to be cast on the matter shall constitute a quorum for the transaction of business. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

The Incentive Plan Proposal, the Ratification Proposal and the Securities Issuance Proposal will each be approved if the applicable proposal receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy. Abstentions and broker non-votes will have no effect on the election of directors.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by sending to our secretary, at ABVC BioPharma, Inc., 44370 Old Warm Springs Blvd., Fremont, CA 94538, USA, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

Who Can Answer Your Questions about Voting Your Shares

You can contact Yvonne Chen at info@ambrivis.com or by sending a letter to the offices of the Company at 44370 Old Warm Springs Blvd., Fremont, CA 94538, USA, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 44370 Old Warm Springs Blvd., Fremont, CA 94538. The Company’s telephone number at such address is 510-668-0881.

PROPOSAL NO. 1 - TO APPROVE THE COMPANY’S 2026 EQUITY INCENTIVE PLAN

Purpose

The purposes of Company’s 2026 Equity Incentive Plan (the “2026 Plan”) are to encourage selected employees, directors and consultants of the Company and its affiliates to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. The 2026 Plan is intended to replace the Company’s current Amended and Restated 2016 Equity Incentive Plan (as amended, the “2016 Plan”), which by its terms, terminated on February 16, 2026. The 2016 Plan was amended on September 12, 2020 and April 16, 2024. The Board believes that adoption of the 2026 Plan is in the best interests of the Company and its shareholders.

Overview

The 2026 Plan is substantially similar to the terms and conditions of the 2016 Plan. The most significant difference is that the 2026 Plan includes a clearer formula to determine the aggregate number of shares reserved for issuance (the “Award Pool”) under the 2026 Plan. Under the 2016 Plan, as per the 2024 amendment, the Award Pool consisted of (i) 2,808,979 shares and (ii) as of January 1 of each year, commencing with the year 2026 and ending with the year that the additional number of shares equals 15% of the number of shares of common stock issued and outstanding as of the December 31 of the previous year, the aggregate number of shares available for granting Awards under the 2016 Plan was to automatically increase by a number of shares equal to 5% of the total number of shares issued and outstanding on the immediately preceding December 31 (the “Evergreen Provision”). In 2026, although the 2016 Plan was about to terminate, the shareholders approved another amendment that permitted a one-time increase in the number of shares in the Award Pool by such number of shares as was necessary so that, immediately following such increase, the aggregate number of shares in the Award Pool would equal fifteen percent (15%) of the Company’s issued and outstanding shares of Common Stock as of the date that the shareholders approved the increase (the “2026 Amendment”); the Evergreen Provision was to remain in effect and operate independently commencing January 1, 2027. To clarify, the fifteen percent (15%) increase was a one-time adjustment applicable solely to 2026, and following such adjustment, the number of shares in the Award Pool would have only been subject to the 5% annual Evergreen Provision. Considering shareholder approval of the 2026 Amendment, the Company believes the 2016 Plan was similarly extended to allow for issuances up the amount of the one-time increase.

Under the 2026 Plan, the Award Pool shall be equal to (i) 1,169,201 shares, which is the number of shares remaining available for issuance under the 2016 Plan immediately prior to its termination, plus fifteen percent (15%) of the number of shares of Common Stock issued and outstanding on the date of the Meeting and (ii) as of January 1 of each year, commencing with the year 2027 and ending on the last year the 2026 Plan is effective, an additional number of shares equal to 5% of the total number of shares of Common Stock issued and outstanding on the immediately preceding December 31, shall be automatically added to the then number of shares in the Award Pool (the “2026 Evergreen Provision”), thereby increasing the size of the Award Pool to such total. For the avoidance of doubt, on each January 1, the number of shares equal to the 2026 Evergreen Provision shall be added to the number of shares of Common Stock then available for issuance pursuant to the 2026 Plan. For illustrative purposes only, (i) if the Meeting was to be held as of the Record Date, there would be 5,152,356 shares in the Award Pool and (ii) if 1,000,000 shares are in the Award Pool on December 31, 2026, and there are 26,000,000 shares of Common Stock outstanding on such date, there will be 2,300,000 (1,000,000 plus 1,300,000) shares in the Award Pool as of January 1, 2027.

The 2026 Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents and other stock-based awards to eligible employees, directors and consultants.

The full text of the 2026 Plan is attached to this Proxy Statement as Annex B and is incorporated herein by reference.

Vote Required

Proposal No. 1 will be approved if it receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Incentive Plan Proposal described in this Proposal No. 1.

PROPOSAL NO. 2 - TO RATIFY CERTAIN EQUITY AWARDS GRANTED SINCE FEBRUARY 16, 2026

Purpose

The Board of Directors is requesting shareholder ratification of certain equity awards granted between February 16, 2026 (the “Current Awards”), and the filing date of the preliminary proxy for the Meeting. These awards were granted following the termination of the 2016 Plan in anticipation of shareholder approval of the 2026 Plan. The Board believes that ratification of the Current Awards is in the best interests of the Company and its shareholders.

Background

The 2016 Plan terminated on February 16, 2026. Following its termination, the Board obtained shareholder approval of the 2026 Amendment because it remained important for the Company to continue providing equity-based incentives to employees, directors and consultants, while the Company worked on the 2026 Plan. Since the shareholders approved the 2026 Amendment, the Board approved the grant of the Current Awards. The Current Awards consist of an aggregate of 600,000 shares of Common Stock granted to two advisors, due to the issuance of 50,000 shares per advisor per month for six months.

If Proposal No. 1 is approved, the Current Awards will be governed by the terms and conditions of the 2026 Plan. Approval of this Proposal No. 2 will ratify the Current Awards and permit them to remain outstanding in accordance with their respective terms.

Although the 2026 Amendment effectively provides shareholder approval of the Current Awards, the Board believes that ratification of the Current Awards is in the best interests of the Company and its shareholders to preserve the equity awards granted after the technical termination of the 2016 Plan, maintain continuity in the Company’s long-term equity compensation program pending shareholder approval of the 2026 Plan, further aligns the interests of employees, directors and consultants with those of the Company’s shareholders, supports the Company’s ability to attract and retain qualified personnel, and confirms the effectiveness of the Current Awards upon shareholder approval.

Vote Required

Proposal No. 2 will be approved if it receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Ratification Proposal described in this Proposal No. 2.

PROPOSAL NO. 3 - APPROVAL OF ISSUANCE OF SECURITIES AS
CONSIDERATION FOR PROPOSED LAND ACQUISITIONS

Purpose

The purpose of this proposal is to authorize the potential issuance of shares of the Company’s common stock and/or securities convertible into or exercisable for common stock in connection with the proposed acquisition of certain parcels of land located in Taoyuan and certain real property located in Hualien, Taiwan, to the extent shareholder approval is required under the Nasdaq Listing Rules.

Background

The Company has been working to acquire certain parcels of non-agricultural land located in Taoyuan and certain real property located in Hualien, Taiwan (collectively, the “Properties”), for the development of health-related business operations. The acquisition is part of the Company’s long-term strategic expansion and is intended to support future business, research, operational, commercial, manufacturing, administrative and other corporate purposes as determined by the Board, subject to the final business plan, regulatory requirements, financing and transaction structure. No definitive use has been approved at this stage. The Company believes that acquiring the Properties will provide greater operational flexibility, support future expansion opportunities and strengthen its long-term presence in Taiwan and the broader Asian market. The ultimate development and use of the properties will depend on regulatory approvals, financing considerations, business requirements and the final transaction structure.

Ms. Shuling Jiang, a member of the Company’s Board of Directors, is the current title holder and proposed seller of the Properties. Accordingly, this is a related-party transaction and the Company shall follow all corporate processes required to enter into and approve third-party transactions.

The Company has obtained independent appraisal reports dated July 31, 2026, for the Properties. As per the appraisal reports, the aggregate appraised value of the two parcels of land located in Longtan District, Taoyuan is NT$10,948,541, and the appraised value of the commercial property, together with its associated land interest and parking space, located in Hualien City is NT$9,146,467. Management shall use the appraisal reports when neogitatin the final purchase price of the Properties.

The definitive terms of the proposed acquisition, including the aggregate purchase price, transaction structure and form of consideration, have not yet been finalized, but it is likely that the final purchase consideration will include cash, shares of the Company’s common stock and/or securities convertible into or exercisable for common stock (the “Land Consideration”). Although we do not yet know the final Land Consideration, we want to be prepared to execute the definitive agreement and move on the Properties quickly. Accordingly, we are seeking shareholder approval now, to allow the Board to issue a number of our securities in an amount over which Nasdaq Listing Rules require shareholder approval. By seeking this shareholder approval now, we will be ready to execute a definitive agreement as soon as it is ready, without the delay of holding a shareholder meeting at that time, which we believe will be beneficial to all parties involved.

The transaction structure and intended use of the Properties remain subject to legal review in Taiwan, which may require governmental filings, registrations, permits or other applicable approvals before ABVC can legally acquire title to and use the Properties. The final definitive transaction documents and use of the Properties will reflect any requirements applicable under Taiwan law.

Under Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, such securities are not issued in a public offering for cash and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock) (the “Nasdaq Limit”); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities, in either case at a price less than the greater of book or market value of the common stock.

It is possible that the final agreed upon Land Consideration will include issuing shares and/or securities convertible into or exercisable for common stock that exceeds the Nasdaq Limit. Therefore, to ensure compliance with Nasdaq Rule 5635(d), the Company is seeking shareholder approval of the issuance. It is possible that the Land Consideration will not exceed the Nasdaq Limit, in which case shareholder approval is not required. However, as stated elsewhere, since the final terms of the acquisition are not yet final and to avoid the costs and delays associated with holding another shareholder meeting, the Company is seeking shareholder approval now. The Company is not required to obtain shareholder approval for the acquisition of the Properties and is not seeking such shareholder approval; the Company is only asking shareholders to approve the potential issuance of a number of shares of common stock or securities convertible into or exercisable for common stock that exceed the Nasdaq Limit, as part or all of the Land Consideration.

As of the Record Date, there were 26,554,365 shares of Common Stock outstanding, and the closing price of our Common Stock was $1.15 per share. Therefore, issuing more than 5,310,873 shares of common stock or securities convertible into or exercisable for common stock at a price less than $1.15 per share requires shareholder approval under Nasdaq Listing Rule 5635(d). In this Proposal 3, the Company is requesting shareholders to approve the issuance of up to 6,638,591 shares of Common Stock (or securities convertible into or exercisable for Common Stock) at a price not less than $1.00 per share, as part or all of the Land Consideration. The Board retains the exclusive right to determine the final Land Consideration and therefore it may be less or different than what is stated herein, but if securities are issued, they will not exceed 6,638,591 shares of common stock (or securities convertible into or exercisable for more than 6,638,591 shares of Common Stock). The Board believes that approval of up to 6,638,591 shares of Common Stock (or securities convertible into or exercisable for such number of shares of Common Stock) at a price not less than $1.00 per share provides it with sufficient flexibility to negotiate such final terms.

Subject to shareholder approval of this Proposal and compliance with the applicable Nasdaq Listing Rules and other legal requirements, the Board will have the authority to not only determine the final purchase price, pricing methodology and transaction structure, but also the number of securities issuable, the allocation between cash and equity consideration, the terms of any warrants or other convertible securities, and all other terms and conditions of the proposed acquisition that it determines to be in the best interests of the Company and its shareholders.

Because the final transaction may involve the issuance of shares of the Company’s common stock and/or other equity-linked securities in an amount that could require shareholder approval under the applicable Nasdaq Listing Rules, the Board believes it is appropriate to seek shareholder authorization at this Meeting. Obtaining such authorization now would allow the Company to finalize the transaction efficiently once the definitive terms are completed, without requiring an additional shareholder meeting, provided the final transaction remains within the shareholder-approved parameters and all applicable legal and Nasdaq requirements. If this proposal is approved, the Board has the right to determine the final number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) and the final price per share, so long as the number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) does not exceed 6,638,591 and the price is not less than $1.00 per share.

No Appraisal Rights

Appraisal or dissenter rights are statutory rights under the laws of Delaware that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal or dissenter rights are not available in all circumstances. Appraisal rights are not available to our stockholders in connection with the Securities Issuance Proposal.

Vote Required

Proposal No. 3 will be approved if it receives the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Securities Issuance Proposal described in this Proposal No. 3.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Electronic Delivery Of Future Shareholder Communications

Registered shareholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access shareholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment” and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, Shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of each of our Periodic Reports are being delivered to multiple registered Shareholders who share an address unless we have received contrary instructions from one or more of the Shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered Shareholders who share an address and would like to receive a separate copy of our Periodic Reports and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Vstock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598. Promptly upon request, a separate copy of our Periodic Reports, and/or a separate copy of this proxy Statement will be sent. By contacting Vstock Transfer, LLC, registered Shareholders sharing an address can also (i) notify the Company that the registered Shareholders wish to receive separate annual reports or quarterly reports to Shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports or quarterly reports to Shareholders and proxy statements in the future if registered Shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple Shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement, Periodic Reports or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Yvonne Chen at info@ambrivis.com.

Annex A

Form of Proxy Card

ABVC BIOPHARMA, INC.

September 18, 2026

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. EST on September 18, 2026
(Record Date – July 24, 2026)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Uttam Patil, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of ABVC BioPharma, Inc. which the undersigned is entitled to vote, as specified below on this card, at the 2026 Special Meeting of Shareholders of ABVC BioPharma, Inc. to be held virtually on Zoom on September 18, 2026, at 10:00 a.m. EST, and at any adjournment or postponement thereof.

To attend the virtual Meeting via Zoom, go to:

https://us05web.zoom.us/j/86292377970?pwd=bgUSZBLDm42x3lLuzhaiimpQruCoUY.1

Meeting ID: 862 9237 7970
Passcode: 1Y9TGD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3

PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. EST ON SEPTEMBER 17, 2026, IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To approve the Company’s 2026 Equity Incentive Plan and to ratify certain equity awards granted.

For	Against	Abstain
O	O	O

Annex A-1

PROPOSAL 2: To ratify certain equity awards granted since February 16, 2026.

For	Against	Abstain
O	O	O

PROPOSAL 3: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock, $0.001 par value per share (the “Common Stock”), or securities exchangeable for shares of Common Stock, in an amount equal to or in excess of 20% of all of our Common Stock outstanding at a price less than the greater of book or market value of the common stock (the “Land Shares”), as consideration for the acquisition of certain parcels of land located in Taoyuan and certain real property located in Hualien, Taiwan; specifically, the right to issue up to 6,638,591 shares of Common Stock (or securities convertible into or exercisable for Common Stock) at a price not less than $1.00 per share (the “Securities Issuance Proposal”).

For	Against	Abstain
O	O	O

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Shareholder:
Date:
Name shares held in (Please print):	Account Number (if any):
No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Annex A-2

Annex B

ABVC BIOPHARMA, INC.

2026 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of this 2026 Equity Incentive Plan (the “Plan”) are to encourage selected employees, directors and consultants of ABVC BIOPHARMA, INC. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)	“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)	“Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f)	“Committee” shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(h)	“Employee” shall mean any employee of the Company or of any Affiliate.

(i)	“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

Annex B-1

(j)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(n)	“Participant” shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(o)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(p)	“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(q)	INTENTIONALLY LEFT BLANK

(r)	“Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(s)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(t)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(u)	“Shares” shall mean the shares of common stock of the Company, $.001 per share par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(v)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Annex B-2

SECTION 3. ADMINISTRATION

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan’s administration. The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)

CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be equal to (i) 1,169,201 plus fifteen percent (15%) of the number of shares of Common Stock issued and outstanding on the date this Plan is effective] and (ii) as of January 1 of each year, commencing with the year 2027 and ending on the last year this Plan is effective, an additional number of shares equal to 5% of the total number of shares of Common Stock issued and outstanding on the immediately preceding December 31, shall be automatically added to the then number of shares available for issuance (such 5% being hereinafter referred to as the “2026 Evergreen Provision”). For the avoidance of doubt, on each January 1, the number of shares available for granting Awards under the Plan shall be equal to the number of shares of Common Stock available for issuance pursuant to this Plan as of the immediately preceding December 31, plus the number of shares equal to the 2026 Evergreen Provision.  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of the Shares (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company or Affiliates) exceeds one hundred thousand dollars ($100,000, or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(ii)	ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)	if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii)	SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

Annex B-3

(b)	ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan. The Board shall approve any Awards granted to members of the Committee.

SECTION 6. AWARDS

(a)	OPTIONS. The Board and the Committee are hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i)	EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)	OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a “10-percent shareholder) as such term is used in Section 422(c)(5) of the Code).

(iii)	TIME AND METHOD OF EXERCISE. The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, cash, property, securities (including options issued under the Plan), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)	GRACE PERIOD. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the term of an Option, the employee has 60 days after termination to exercise options vested as of the date of termination.

(v)	INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

Annex B-4

(b)	STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)	ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)	RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii)	REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)	FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

Annex B-5

(d)	PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)	DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f)	OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)	GENERAL.

(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

Annex B-6

(ii)	AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)	FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)	LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)	TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

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(vi)	PER-PERSON LIMITATION ON AWARDS. The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 2% of the outstanding Shares, subject to adjustment as provided in Section 4(b). The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $1,000,000.

(vii)	SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)	AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)	AMENDMENTS TO AWARDS. The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)	ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)	CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

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SECTION 8. GENERAL PROVISIONS

(a)	NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c)	WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)	NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)	NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)	GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

(g)	SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

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(h)	NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)	NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)	HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective June 30, 2026 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent.

SECTION 10. TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing 2026 Equity Incentive Plan was duly adopted and approved by the Board of Directors on June 30, 2026.

ABVC BIOPHARMA, INC.,

By

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